UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

Cell-nique Corporation
 (Exact name of registrant as specified in its charter)

Delaware	333-161413	27-0693687
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 Old Stage Coach Road, Weston, CT  06883
(Address of principal executive offices)(Zip Code)

888-417-9343
 (Registrants telephone number, including area code)

N/A
(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth under Item 3.01, 3.02 & 3.03 is incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The information set forth under Item 3.01, 3.02 & 3.03 is incorporated herein by reference.

ITEM 3.01 REGISTERED SALES OF EQUITY SECURITIES.

On December 31, 2010, the Company completed the acquisition of substantially all of the assets, and the assumption of certain liabilities, of Hibix Corporation, including its OOBATM brand of hibiscus extract drinks. As consideration for the acquisition, the Company issued to Hibix Corporation and its shareholders an aggregate of 1,504,500 shares of its common stock post stock split. The issuances of the Company’s common stock were effected in reliance upon a S-1 registration statement provided under the Securities Act of 1933, as amended, which became effective on April 27, 2010.

On December 1, 2010 the Company authorized a 10:1 Common Stock Split effective December 31, 2010.

The discussion in this Current Report is only a summary and is qualified in its entirety by reference to the forms of the terms of the sale of Registered Sale of Equity Securities are hereby incorporated by reference into this Item.  The description of the Amended and Restated Certificate of Incorporation set forth above in Item 5.03 are hereby incorporated by reference into this Item. The foregoing description of the acquisition does not purport to be complete and is qualified in its entirety by reference to the full text of the Asset Purchase Agreement filed as Exhibit 10.1 to our report on Form 8-K filed herein.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On September 30, 2009, the Company modified and restated its outstanding shareholder note with Physicians Capital Corporation where by a partial recapitalized of $1,500,000 was exchanged for 15,000 shares of Series A Preferred Stock with a 8% coupon rate. This exchange was authorized by the board of directors and became effective on September 30, 2010 with final form and issuance on December 31, 2010. The restated shareholder note facility on September 30, 2010 was extended to mature on December 31, 2012 with a maximum line amount of $300,000 with an interest rate of 8% per annum.

On December 1, 2010, the board of directors authorized the exchange of 4,500,000 common shares held by Physician Capital Corporation to be exchanged for Series A Preferred Stock with a 8% coupon rate. Closing took place on December 31, 2010, at closing, the Company issued 225,000 shares of Series A, $.00001 par value, 8% cumulative, participating, convertible preferred stock with a liquidation preference of $100 per share and are entitled to receive pro rata distributions of dividends on an “as converted” basis with the holders of our common stock and Series A preferred stock shall have the right to vote on any matters as if converted, including, without limitation, the election of directors. However, so long as any shares of Series A preferred stock are outstanding, we shall not, without first obtaining the approval of at least a majority of the holders of the Series A preferred stock, authorize or issue any equity security having a preference over the Series A preferred stock with respect to dividends, liquidation, redemption or voting, including any other security convertible into or exercisable for any equity security other than any senior preferred stock.

The discussion in this Current Report is only a summary and is qualified in its entirety by reference to the forms of  the terms of the Shareholder Note set forth below in Item 3.03 and sale of Unregistered Sale of Equity Securities are hereby incorporated by reference into this Item. The description of the Amended and Restated Certificate of Incorporation set forth above in Item 5.03 are hereby incorporated by reference into this Item.

ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

The information set forth under Item 3.02 is incorporated herein by reference.

ITEM 5.03 AMENDMENT TO CERTIFICATE OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

At Board of Directors Meeting on December 1st, 2010, the stockholders of the Company approved an amendment to the Amended and Restated By-Laws (the "By-Laws") to:

The foregoing does not constitute a complete summary of the amendments to the Amended and Restated Certificate of Incorporation, and reference is made to the complete text of the Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.2 and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits. The following exhibits are filed herewith or referenced in prior filings:

3.1	Articles of Incorporation	Filed S-1 on 8-18-2009

3.2	Amended and Restated Certificate of Incorporation	Filed Herein

3.3	Bylaws	Filed S-1 on 8-18-2009

10.1	Amended and Restated Credit Agreement, dated as of September 30, 2010, by and among Cell-nique Corporation and Physicians Capital Corporation. (included as Exhibit 10.1 herein by reference)	Filed herein

10.2	Asset Purchase Agreement by and among the Company, Cell-nique Corporation and Hibix Corporation, dated December 31, 2010 (included as Exhibit 10.2 herein by reference).	Filed herein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2011

CELL-NIQUE CORPORATION
(Registrant)

By:	/S/ Dan Ratner
Name:	Dan Ratner
Title:	President and Chief Financial Officer